UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2006
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200
Houston, Texas (Address of Principal Executive Offices)		77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 10, 2006, Copano Energy, L.L.C. (the “Company”) issued a press release announcing that John R. Eckel, Jr., its Chairman and Chief Executive Officer, will speak at the RBC Capital Markets MLP Conference on November 17, 2006 at 8:00 a.m. Central Standard Time at the Four Seasons Resort and Club Dallas at Las Colinas, Dallas, Texas. The press release and the presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 7.01 by reference.
Mr. Eckel will also speak at the Merrill Lynch Leverage Finance Conference on November 15, 2006 at 8:45 Pacific Standard Time at the Four Seasons Hotel, Las Vegas, Nevada. The presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.3 and are incorporated into this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Exhibits.

Exhibit No.	Description
99.1	Copano Energy, L.L.C. press release dated November 10, 2006

99.2	Copano Energy, L.L.C. presentation materials — RBC Capital Markets MLP Conference

99.3	Copano Energy, L.L.C. presentation materials — Merrill Lynch Leverage Finance Conference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: November 14, 2006	By:	/s/ DOUGLAS L. LAWING
		Name:	Douglas L. Lawing
		Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Copano Energy, L.L.C. press release dated November 10, 2006

99.2	Copano Energy, L.L.C. presentation materials — RBC Capital Markets MLP Conference

99.3	Copano Energy, L.L.C. presentation materials — Merrill Lynch Leverage Finance Conference

4